GOODWILL AND INTANGIBLE ASSETS - SCHEDULE OF EXPECTED AMORTIZATION OF INTANGIBLE ASSETS (Details) - USD ($) $ in Thousands	Dec. 31, 2016	Dec. 31, 2015
Goodwill and Intangible Assets Disclosure [Abstract]
2017	$ 23,815
2018	6,922
2019	2,866
2020	1,203
Total	$ 34,806	$ 60,691